UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

CURRENT REPORT ON FORM 8K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 18, 2011
(Date of the earliest event reported)

Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059
(Address of principal executive offices) (Zip Code)

661-723-7723
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws:  Change in Fiscal Year

On February 18, 2011, Simulations Plus, Inc., a California corporation (the "Company"), held its annual meeting of shareholders (the “Annual Meeting”).  At the Annual Meeting, a Certificate of Amendment to the Company’s Amended and Restated Bylaws was approved by the affirmative vote of a majority of the shares of our Common Stock outstanding on the record date for the Annual Meeting and immediately became effective.  The only amendment contained in the Certificate of Amendment is to increase the minimum and maximum number of directors from the current minimum of three (3) and maximum of five (5), to a new minimum of five (5) and maximum of nine (9).

The description of the Certificate of Amendment herein is only a summary and is qualified in its entirety by the full text of such document, which is filed as an exhibit hereto and is incorporated by reference herein.

Item 5.07       Submission of Matters to a Vote of Security Holders:

As stated, the Annual Meeting took place on February 18,2011.  The following proposals were submitted to a vote of security holders at the meeting.

1. Proposal No. 1:  To elect to the Board of Directors five (5) directors, to serve until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation or removal.

2. Proposal No. 2:  To ratify the appointment of Rose, Snyder and Jacobs as our independent registered public accounting firm for the Company for the fiscal year ending August 31, 2011.

3. Proposal No. 3:   To approve an amendment to the Company’s Amended and Restated Bylaws, attached as Appendix A (“Certificate of Amendment”), to increase the minimum and maximum number of directors from the current minimum of three (3) and maximum of five (5), to a new minimum of five (5) and maximum of nine (9).

The above proposals were approved and the results of the balloting at the meeting are summarized in the following table.

Proposal	Votes For	Votes Against	Votes Abstaining	Votes Withheld	Broker-Non votes	Total (a)
(1) Walter Woltosz	9,160,326			23,678	6,159,251	15,555,979
(1) Virginia Woltosz	8,835,777			348,227	6,159,251	15,555,979
(1) Dr. David Z. D'Argenio	9,083,528			100,476	6,159,251	15,555,979
(1) Dr. Richard Weiss	8,794,597			389,407	6,159,251	15,555,979
(1) H. Wayne Rosenberger	9,082,728			101,276	6,159,251	15,555,979
(2) Appointment of RSJ	9,084,432	98,911	661		6,159,251	15,555,979
(3) Increase the number of directors	9,082,468	94,746	6,790		6,159,251	15,555,979

(a)  Total Proxy Shares on record date on December 15, 2010 out of which 15,343,255 shares were reported.

Item 8.01    Other Events

On February 18, 2011, Company held its annual meeting of shareholders. A Certificate of Amendment to the Amended and Restated Bylaws of Simulations Plus, Inc. and a copy of PowerPoint presentation for the meeting are attached hereto as Exhibit 3.1 and 99.1 and are incorporated herein by reference.

This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

3.1	Certificate of Amendment to the Amended and Restated Bylaws of Simulations Plus, Inc.
99.1	Power Point Presentation on February 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: February 22, 2011	By:	/s/ Momoko Beran
Momoko Beran
Chief Financial Officer